UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 6, 2023

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)      On January 6, 2023, the Board of Directors (the “Board”) of Texas Roadhouse, Inc. (the “Company”) promoted Regina A. Tobin, age 59, to become President of the Company effective as of January 9, 2023. Ms. Tobin most recently served as the Company’s Chief Learning and Culture Officer from June 2021 through her appointment to President of the Company. Ms. Tobin joined Texas Roadhouse in January 1996 as a Managing Partner in Louisville, Kentucky. Ms. Tobin was named Managing Partner of the Year in 1999. Ms. Tobin was subsequently promoted to Market Partner for the Southwest Florida region, a position she held until being promoted to Vice President of Training. Ms. Tobin has over 30 years of restaurant industry experience. Ms. Tobin does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with her appointment to President, Texas Roadhouse Management Corp. and Ms. Tobin entered into a First Amendment to Employment Agreement dated January 9, 2023. In conjunction with Ms. Tobin’s promotion, on January 6, 2023, Gerald L. Morgan, Chief Executive Officer and President of the Company, resigned from his position as President effective as of January 9, 2023. Mr. Morgan will continue to serve as Chief Executive Officer of the Company following his resignation as President. In connection with Mr. Morgan’s resignation as President, Texas Roadhouse Management Corp. and Mr. Morgan entered into a Second Amendment to Employment Agreement dated January 9, 2023.

Additionally, on January 6, 2023, the Board changed the title for Hernan E. Mujica from the Company’s Chief Information Officer to the Company’s Chief Technology Officer effective as of January 9, 2023. In connection with such change in title, Texas Roadhouse Management Corp. and Mr. Mujica entered into a First Amendment to Employment Agreement dated January 9, 2023. Finally, on January 6, 2023, the Board changed the title for Christopher C. Colson from the Company’s General Counsel to the Company’s Chief Legal and Administrative Officer, effective as of January 9, 2023. In addition to overseeing the Company’s legal department, Mr. Colson has been responsible for managing the Company’s human resources department since 2021, including risk and asset protection, compensation and benefits and payroll, as well as providing business support and strategy for the Company. Mr. Colson will continue to serve as the Company’s Corporate Secretary. In connection with such change in title, Texas Roadhouse Management Corp. and Mr. Colson entered into a First Amendment to Employment Agreement dated January 9, 2023.

(e)           Pursuant to the terms of the respective 2021 employment agreements with each executive officer, the Compensation Committee of the Board reserved the right to adjust compensation for each executive officer throughout the duration of the term of such employment agreements. On January 6, 2023, the Compensation Committee of the Board exercised its discretion to adjust each executive officer’s compensation in the manner described in this Current Report on Form 8-K with respect to each executive officer’s 2023 fiscal year service in the following manner:

Base Salary.   Effective as of January 8, 2023 and continuing thereafter until such time as an executive officer’s annual base salary is adjusted by the Compensation Committee in accordance with the applicable employment agreement, the Compensation Committee establishes an annual base salary as shown in the table below:

2023 ($)
Jerry Morgan	1,200,000
Gina Tobin	650,000
Chris Jacobsen	500,000
Chris Colson	500,000
Hernan Mujica	500,000

Incentive Bonus.   On January 6, 2023, the Compensation Committee established an annual short-term cash incentive opportunity with a target bonus as set forth in the table below relating to each executive officer’s 2023 fiscal year service. The targets are currently based upon earnings per share growth and pre-tax profits. Depending on the level of achievement of the goals, the bonus may be reduced to a minimum of $0 or increased to a maximum of two times the base target amount under the current incentive compensation policy of the Compensation Committee of the Board.

	2023 Target Bonus ($)	2023 Minimum Bonus ($)	2023 Maximum Bonus ($)
Jerry Morgan	1,200,000	0	2,400,000
Gina Tobin	650,000	0	1,300,000
Chris Jacobsen	400,000	0	800,000
Chris Colson	400,000	0	800,000
Hernan Mujica	400,000	0	800,000

Stock Awards.  On January 6, 2023, the Compensation Committee authorized the grant of the number of service-based restricted stock units equal to the dollar amount described in the table below for each executive officer with respect to their respective 2023 fiscal year service. These service-based restricted stock units were calculated by dividing the dollar amount described in the table below by $93.52 (which was the closing sales price of the Company’s common stock on the Nasdaq Global Select Market on January 6, 2023), with such quotient being rounded up or down to the nearest 100 shares. Additionally, these service-based restricted stock units have a grant date of January 8, 2023 and will vest on January 8, 2024, provided the officer is still employed as of the vesting date.

	Service Based Restricted Stock Units ($)	Number of Service Based Restricted Stock Units
Jerry Morgan	1,300,000	13,900
Gina Tobin	500,000	5,300
Chris Jacobsen	400,000	4,300
Chris Colson	500,000	5,300
Hernan Mujica	500,000	5,300

Additionally, on January 6, 2023, the Compensation Committee authorized the grant of the number of performance-based restricted stock units as described in the table below for the executive officers described below with respect to their respective 2023 fiscal year service. These performance-based restricted stock units were calculated by dividing the target dollar amount described in the table below by $93.52 (which was the closing sales price of the Company’s common stock on the Nasdaq Global Select Market on January 6, 2023), with such quotient being rounded up or down to the nearest 100 shares. Additionally, these performance-based restricted stock units have a grant date of January 8, 2023 and will vest on January 8, 2024, subject to the achievement of defined goals established by the Compensation Committee of the Board. The performance targets are currently based upon earnings per share growth and pre-tax profits. Depending on the level of achievement of the goals, the number of performance-based restricted stock units may be reduced to zero or increased to a maximum of two times the target amount shown below.

	Target $ of Performance- Based Restricted Stock Units ($)	Minimum $ of Performance- Based Restricted Stock Units	Maximum $ of Performance-Based Restricted Stock Units ($)	Target Number of Performance Based Restricted Stock Units
Jerry Morgan	1,300,000	0	2,600,000	13,900
Gina Tobin	400,000	0	800,000	4,300
Chris Jacobsen	400,000	0	800,000	4,300
Chris Colson	300,000	0	600,000	3,200
Hernan Mujica	300,000	0	600,000	3,200

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 10.1	Second Amendment to Employment Agreement between Texas Roadhouse Management Corp. and Gerald L. Morgan dated January 9, 2023

	Exhibit 10.2	First Amendment to Employment Agreement between Texas Roadhouse Management Corp. and Regina A. Tobin dated January 9, 2023

	Exhibit 10.3	First Amendment to Employment Agreement between Texas Roadhouse Management Corp. and Hernan E. Mujica dated January 9, 2023

	Exhibit 10.4	First Amendment to Employment Agreement between Texas Roadhouse Management Corp. and Christopher C. Colson dated January 9, 2023

	Exhibit 104	Cover Page Interactive File (the cover page XBRL files are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: January 9, 2023	By:	/s/ Gerald L. Morgan
Gerald L. Morgan
Chief Executive Officer

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